                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                   MAY 11, 1996
                    -----------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                   SARGENT, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


     DELAWARE                   0-19031                   84-1215959
- - ------------------        ------------------           ------------------
(State or other                (Commission             (IRS Employer
jurisdiction of                file Number)             Identification No.)
incorporation or
organization)



                           5901 WEST OLYMPIC BOULEVARD
                                    SUITE 109
                          LOS ANGELES, CALIFORNIA 90036
                           ---------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (213) 935-5700
                                                     ----------------
                                 P.O. Box 12400
                             Denver, Colorado 80212
                                 (303) 477-5788
                         ------------------------------
                      (Former address and telephone number
                         of principal executive offices)

                                 with copies to:

                              Jeffrey P. Berg, Esq.
                                 Matthias & Berg
                             515 South Flower Street
                                    Suite 700
                          Los Angeles, California 90071
                                Tel: 213-895-4200

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     SHARE EXCHANGE AGREEMENT. On May 11, 1996, Sargent, Inc., a Delaware corporation (the "Company"), Los Angeles Community Dialysis, Inc. ("LACD"), Victor Gura, M.D. ("Gura"), Avraham H. Uncyk, M.D. ("Uncyk") and Ronald P. Lang, M.D. ("Lang") completed the transactions contemplated by an Agreement for Exchange of Stock (the "Share Exchange Agreement"). In connection with the Share Exchange Agreement, the Company issued an aggregate of 4,234,128 shares (the "Exchanged Sargent Shares") of the common stock, par value $0.01 per share (the "Common Stock") of the Company to Gura, Uncyk and Lang in exchange for 100% of the issued and outstanding shares (the "Exchanged LACD Shares") of common
stock of LACD, as follows: (i)     Gura (2,183,036 shares), (ii) Lang (727,679
shares), (iii) Uncyk (323,413 shares), and (iv) Medipace Medical Group, Inc. ("Medipace"), a California corporation owned by Gura, Lang and Uncyk (1,000,000 shares). The 1,000,000 shares issued to Medipace were originally issued to Gura, Lang and Uncyk in their proportionate ownership interests in Medipace (67.5%, 22.5% and 10%, respectively), and subsequently transferred to Medipace.

     Prior to the closing (the "Closing") of the Share Exchange Agreement, the Company had issued and outstanding 2,111,343 shares of Common Stock and options to purchase up to 500,000 shares of Common Stock. At the Closing of the Share Exchange Agreement, Sargent had 6,345,471 shares of Common Stock issued and outstanding. As a result, the Exchanged Sargent Shares constituted approximately 66.73% of the issued and outstanding shares of Common Stock of the Company at the Closing.

     ACQUISITION OF HEMODIALYSIS BUSINESS. In connection with and prior to the Closing of the Share Exchange Agreement, as of May 8, 1996, LACD acquired certain assets and assumed certain of liabilities related to the Hemodialysis portion of the business operations of Medipace (the "Hemodialysis Business Operations"), including the equipment, accounts receivable, contracts, payables and leases related to such business operations. LACD acquired the Hemodialysis Business Operations of Medipace in consideration of the cancellation of a $150,000 loan made by LACD to Medipace and the transfer by Drs. Gura, Lang and Uncyk of 1,000,000 shares of Common Stock of the Company which were issued to Medipace in connection with the Closing of the Share Exchange Agreement. See "Certain Relationships and Related Transactions" and "Financial Statements."

     LACD is a high-quality provider of hemodialysis services for patients suffering from chronic kidney failure, also known as end-stage renal disease ("ESRD").

     Hemodialysis, the most common form of ESRD treatment, is generally performed either in a freestanding facility or in a hospital-based facility. Hemodialysis uses an artificial kidney, called a dialyzer, to remove certain toxins, fluids and salt from the patient's blood combined with a machine to control external blood flow and to monitor certain vital signs of the patient. The dialysis process occurs across a semi-permeable membrane that divides the dialyzer into two distinct chambers. While blood is circulated through one chamber, a pre-mixed dialyzer fluid is circulated through the other chamber. The toxins and excess fluid from the blood selectively cross the membrane into the dialysis fluid. A hemodialysis treatment usually lasts approximately three hours and is performed three times per week per patient.

     For the years ended December 31, 1995 and 1994, the Hemodialysis Business Operations acquired by LACD had gross revenues of $2,658,551 and $2,578,630, respectively, and net income of $908,386 and $647,569, respectively. See "Financial Statements."

     The Hemodialysis Business Operations have been in business since 1985 and currently offer dialysis services through a dialysis center with ten (10) fully equipped stations in Los Angeles, California and provide home dialysis services.

     Further, the Hemodialysis Business Operations provide in-patient dialysis services by contract to five (5) Los Angeles County hospitals. Payment for services is primarily provided by third party payors, including Medicare, Medi-Cal (a California state health agency) and commercial insurance companies.

     ACQUISITION OF REAL PROPERTY. As of May 17, 1996, the Company acquired that certain real property (the "Real Property") located at 6000 San Vicente Boulevard, Los Angeles, California, for a purchase price of $2,055,000, as adjusted for certain credits to the Company with respect to the purchase price. The Real Property includes the improvement of a hospital facility. The Real Property is subject to three (3) deeds of trust in the aggregate amount of $2,025,000.

     The loans on the Real Property are personally guaranteed by Ehud Barkai, who is not an affiliate of the Company, and by Drs. Gura and Lang. The Company has entered into an agreement (the "Agreement to Perform Loan Covenants") with Mr. Barkai to perform the covenants, conditions and restrictions required of the Company under the loan agreements with respect to the acquisition of the Real Property. The Company has granted to Mr. Barkai's affiliated corporation, Aegis Medical Systems, Inc. ("Aegis"), an all inclusive deed of trust ("AITD"), with an assignment of rents, issues and profits and a power of sale to secure the Company's agreement to repay the loans on the Real Property which are guaranteed by Mr. Barkai.

     The Company also has executed a promissory note in the amount of $200,000 payable to Aegis, which is due and payable on August 15, 1996, as a fee in connection with the purchase of the Real Property. The promissory note bears interest at the rate of 1% PER ANNUM until August 15, 1996, and if not paid in full by such date, bears interest at the rate of 10% PER ANNUM thereafter until paid in full. The promissory note is secured by an AITD in favor of Aegis with an assignment of rents, issues and profits and a power of sale.

     The Company also has entered into a master lease agreement (the "Master Lease") with Aegis for the Real Property at an annual rental rate of $1,000.
The Master Lease is subject to a written triple net lease dated January 16, 1980, with Avalon Memorial Hospital ("Avalon") as the current tenant in possession. The term of the lease with Avalon extends through December 31, 1999, with options to extend the lease by Avalon for two (2) additional five (5) year terms. The term of the Master Lease extends through May 31, 2026.
However, the Master Lease may be terminated earlier upon the cancellation, exoneration or release of any guarantees by Aegis or Mr. Barkai with respect to loan obligations secured by the Real Property. In connection with the Agreement to Perform Loan Covenants, Barkai has agreed that if the net rents arising from the Real Property are paid to Aegis in an amount or amounts sufficient to pay all amounts due under such loans as they became due, the Company will be excused from its duty to Barkai of payment under such loans, but only to that extent. Currently, the aggregate monthly amount due under such loans is approximately $20,290 and the current monthly rental payment of Avalon is approximately $22,690.

     CERTAIN INFORMATION REGARDING SHARES ISSUED TO NEW STOCKHOLDERS. Of the 1,000,000 shares registered in the name of Medipace, 600,000 of such shares are pledged as collateral for certain obligations of Medipace pursuant to certain pledge agreements. Further, an additional 93,500 shares registered in the name of Dr. Gura are pledged as collateral for such obligations. So long as such obligations are not in default, Medipace and Gura direct the voting of their respective pledged shares. However, the issued and outstanding shares of Medipace are also pledged as collateral for such obligations.

     The remaining 3,140,628 shares collectively owned by Gura, Uncyk and Lang have been deposited in escrow, and are subject to certain restrictions on transferability and alienation until certain obligations of Medipace have been paid in full. Further, the remaining 3,140,628 shares may be required to be pledged as collateral for such obligations in the event that all of the 1,000,000 shares registered in the name of Medipace are sold pursuant to such pledge agreements.

     Further, Lang, and Uncyk have granted Gura a proxy to vote the 1,051,092 shares collectively owned by Lang and Uncyk during the one year period commencing May 11, 1996.

     Further, up to an additional 4,210,644 shares of Common Stock and warrants to purchase up to 500,000 shares of Common Stock may be issued in the aggregate to Gura, Uncyk and Lang on the following basis, in the event that the Company meets certain financial conditions based on the results of operations of the Company as of the end of the fiscal years ending December 31, 1996 or December 31, 1997: (i) Gura (2,842,185 shares and 337,500 warrants), (ii) Lang (947,395 shares and 112,500 warrants), and (iii) Uncyk (421,064 shares and 50,000 warrants), which reflects the percentage distribution ratio for the initial issuance of the Exchanged Sargent Shares to Gura, Lang and Uncyk, respectively.

     EXECUTIVE OFFICERS AND DIRECTORS. In connection with the Share Exchange Agreement, Victor Gura, M.D. and Ronald P. Lang, M.D. were named as directors of the Company. Ten (10) days following the filing and the mailing to the Company's stockholders of the information required under Rule 14f-1 of the Securities Exchange Act of 1934, as amended, Avraham Uncyk, M.D. will become a director of the Company and A. Vern Tharp and Edwin H. Hawkins, who were the directors of the Company prior to the Closing of the Share Exchange Agreement, have agreed to resign in their capacities as directors. Further, in connection with the Share Exchange Agreement, Messrs. Tharp and Hawkins resigned as officers of the Company, and Drs. Gura and Lang were appointed to the executive offices described below. The following reflects certain biographical information on Drs. Gura, Lang and Uncyk:

     NAME                     POSITION                 AGE
     ----                     --------                 ---
Victor Gura, M.D.        Director, President           53
                         and Chief Financial
                         Officer

Ronald P. Lang, M.D.     Director and Secretary        46

Avraham H. Uncyk, M.D.        Director                 44


     VICTOR GURA, M.D. has been a director and the President and Chief Financial Officer of the Company since May 11, 1996. Dr. Gura is a medical doctor who is board certified in internal medicine/nephrology. He has been a director of Medipace Medical Group, Inc., a medical group in Los Angeles, California, since 1980. He has been an attending physician at Cedars-Sinai Medical Center since 1984 and the medical director of Midway Dialysis Center since 1985. Dr. Gura also serves as a Clinical Assistant Professor at UCLA School of Medicine. Dr. Gura graduated from the School of Medicine, Buenos Aires University in 1966, completed his residency in internal medicine and nephrology in Israel, and was a fellow at the nephrology departments at Tel Aviv University Medical School and USC Medical Center.

     RONALD P. LANG, M.D. has been a director and the Secretary of the Company since May 11, 1996. Dr. Lang is a medical doctor who is board certified in internal medicine/nephrology. He has been a physician with Medipace Medical Group, Inc. since 1983. Dr. Lang graduated from the Ohio State University College of Medicine in 1973, completed his residency at St. Luke's Medical Center in Chicago, Illinois, and was a fellow in the nephrology department at UCLA-Center for the Health Sciences/Wadsworth Veterans Hospital. Dr. Lang also serves as a Clinical Assistant Professor of Medicine at UCLA School of Medicine. Dr. Lang also received M.A. and M.Ph. degrees in economics from Yale University and was an Economist - Program Analyst for the U.S. Department of Health, Education and Welfare (office of the Assistant Secretary for Planning and Education) from 1973 to 1974.

     AVRAHAM H. UNCYK, M.D. will become a director of the Company in connection with the Share Exchange Agreement, as set forth above. Dr. Uncyk is a medical doctor with a speciality in internal medicine/endocrinology. He has been the physician in charge of Medipace Medical Group, Inc. since 1986. Dr. Uncyk graduated from the Israel Institute of Technology Faculty of Medicine in 1986, completed his residency at the Long Island Jewish-Hillside Medical Center in 1985 and was a fellow at the Department of Medicine & Endocrinology at the Harbor-UCLA Medical Center.

     Prior to the closing of the Share Exchange Agreement, none of Drs. Gura, Lang or Uncyk or their affiliates were the beneficial owners of any securities of the Company.

     The Company knows of no material legal actions, pending or threatened, or judgments entered against Drs. Gura, Lang or Uncyk in their capacities as directors or officers of the Company or its subsidiaries.

     Drs. Gura, Lang and Uncyk received no compensation from the Company prior to the Closing of the Share Exchange Agreement and have received no compensation from the Company subsequent to the Closing.

     CERTAIN BENEFICIAL OWNERS OF THE COMPANY'S SECURITIES. The following table reflects, as of May 11, 1996, giving effect to the Closing of the Share Exchange Agreement, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each executive officer named in the summary compensation table (See
Item 8), (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

                                                         PERCENTAGE AFTER
                                                         COMPLETION OF
NAME AND ADDRESS                         NO. OF          SHARE EXCHANGE
OF BENEFICIAL OWNER                      SHARES(#)       AGREEMENT
- - -------------------                      --------       --------------

Medipace Medical Group, Inc.(1)          1,000,000           15.76

Victor Gura, M.D. (1,2)                  4,234,128           66.73

Ronald P. Lang, M.D. (1,3)               1,727,679           27.23

Avraham H. Uncyk, M.D. (1,4)             1,323,413           20.86

A. Vern Tharp (5)                                0            *

Edward H. Hawkins (6)                      112,069            1.77

Orion Corporate Funding, Inc. (7)          473,002            7.45

Richard L. Messick (8)                     479,588            7.56

All executive officers
and directors as a group
(5 persons)                              4,346,197           68.49

____________________________
(FOOTNOTES ON FOLLOWING PAGE)


# PURSUANT TO THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, SHARES OF COMMON STOCK WHICH AN INDIVIDUAL OR GROUP HAS A RIGHT TO ACQUIRE WITHIN 60 DAYS PURSUANT TO THE EXERCISE OF OPTIONS OR WARRANTS ARE DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF SUCH INDIVIDUAL OR GROUP, BUT ARE NOT DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF ANY OTHER PERSON SHOWN IN THE TABLE.

*    LESS THAN 1%

1. The address for Drs. Gura, Lang and Uncyk and Medipace Medical Group, Inc., is 5901 West Olympic Boulevard, Suite 300, Los Angeles, California 90036. Medipace Medical Group, Inc., a California corporation ("Medipace") is owned by Drs. Gura, Lang and Uncyk on a proportionate ownership interest of 67.5%, 22.5% and 10%, respectively. Medipace is the registered owner of 1,000,000 shares of Common Stock, and each of Drs. Gura, Lang and Uncyk are deemed to be the beneficial owners of such 1,000,000 shares.

2. Dr. Gura is the registered owner of 2,183,036 shares and has been given a proxy by Drs. Lang and Uncyk to vote 1,051,092 shares collectively owned by such persons during the one year period commencing May 11, 1996.

3.   Dr. Lang is the registered owner of 727,679 shares.

4.   Dr. Uncyk is the registered owner of 323,413 shares.

5. Mr. Tharp is a director of the Company. Mr. Tharp will resign as a director ten (10) days following the filing and mailing to the Company's stockholders of this Schedule 14f-1. Mr. Tharp's address is 2854 Vrain Street, Denver, Colorado 80212.

6. Mr. Hawkins is a director of the Company. Mr. Hawkins will resign as a director ten (10) days following the filing and mailing to the Company's stockholders of this Schedule 14f-1. Mr. Hawkins' address is 4155 Jewell Avenue, Suite 909, Denver, Colorado 80222.

7. Pursuant to a Schedule 13D filed on behalf of Orion Corporate Funding, Inc. ("Orion"), Douglas Nutt, Trustee FBO Evelyn Sheerin Trust ("Sheerin Trust"), Douglas Nutt, Trustee FBO Frances Nutt Trust ("Nutt Trust"), Douglas Nutt, Trustee FBO Lorene Allison Trust ("Allison Trust") and Marion Nutt, dated May 14, 1996, the foregoing persons own shares of Common Stock of the Company, as follows: (a) Orion (473,002 shares), (b) Sheerin Trust (10,086 shares), (c) Nutt Trust (6,724 shares), (d) Allison Trust (17,193 shares) and (e) Marion Nutt (10,086 shares). Douglas Nutt, as owner of Orion, and Trustee of the Sheerin Trust, Nutt Trust and Allison Trust has sole power to vote or to direct the vote with regard to the above-named shares. Douglas Nutt is married to Marion Nutt. Douglas Nutt and Orion disclaim any beneficial interest in the securities owned by the Sheerin Trust, Allison Trust, Nutt Trust and Marion Nutt. Douglas Nutt, was found to have violated the NASD bylaws with regard to conduct inconsistent with just and equitable principals of trade and unfair markdowns on November 23, 1994. Such finding by the NASD was appealed to the Securities and Exchange Commission and affirmed on November 23, 1995.

8. Mr. Messick's address is 2472 East Road, 8 North, Monte Vista, Colorado 81144. Does not include 85,000 shares of Common Stock held by Mrs. Richard
     L. Messick.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. On or about November 15, 1995, the Company loaned the principal amount of $300,000 to Los Angeles Community Dialysis, Inc. ("LACD"), an affiliate of Drs. Gura, Lang and Uncyk. This loan was personally guaranteed by Dr. Gura and Medipace Medical Group, Inc.
("Medipace").   Subsequently, LACD loaned the principal amount of $150,000 to
Medipace. However, the $150,000 loan was cancelled in connection with the acquisition of certain assets related to the hemodialysis segment of Medipace's business by LACD on May 11, 1996 in connection with the Closing of the Share Exchange Agreement. Further, in connection with the Closing of the Share Exchange Agreement, LACD became a wholly-owned subsidiary of the Company and the $300,000 loan became an intercompany obligation.

     On or about May 14, 1996, the Company loaned the sum of $23,851.53 to Medipace. Medipace executed a demand promissory note in favor of the Company which bears interest at the rate of 8 1/2% PER ANNUM.

7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Statements of assets and liabilities of Los Angeles Community Dialysis (a division of Medipace Medical Group, Inc.) as of December 31, 1995, and the related statements of operations and cash flows for each of the two years in the period ended December 31, 1995.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          1.   Pro forma combined balance
               sheet, as of December 31,
               1995.

          2.   Pro forma consolidated
               statement of operations for
               the year ended December 31,
               1995.

     (c)  EXHIBITS.

          2.1 Agreement for Exchange of Stock, dated May 11, 1996, by and among Sargent, Inc., Los Angeles Community Dialysis, Inc., Victor
               Gura, M.D., Avraham H. Uncyk, M.D. and Ronald P. Lang, M.D.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        SARGENT, INC.




Dated: May 24, 1996                      By: /s/ Victor Gura, M.D.
                                         ---------------------------
                                             Victor Gura, M.D.
                                             Chief Executive Officer

                              FINANCIAL STATEMENTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Medipace Medical Group, Inc.

We have audited the accompanying statements of assets and liabilities of Los Angeles Community Dialysis (a division of Medipace Medical Group, Inc.) as of December 31, 1995, and the related statements of operations and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the management of Medipace Medical Group, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of Los Angeles Community Dialysis as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.



/s/ Singer, Lewak, Greenbaum & Goldstein
- - -----------------------------------------
Los Angeles, California
March 16, 1996

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1995

                                 ASSETS (note 4)

Current assets:
  Accounts receivable, net of allowance for
    doubtful accounts of $50,000                            $  333,325
  Supplies inventory                                            21,771
                                                            ----------
     Total current assets                                      355,096

Furniture and equipment, net (note 2)                           96,252
Deferred charges, net (note 3)                                  10,667
Other assets                                                       461
                                                            ----------
                                                            $  462,476
                                                            ----------
                                                            ----------


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
  Accounts payable                                          $  401,146
  Accrued expenses and other liabilities (note 5)              564,012
  Current portion of long-term debt (note 4)                   600,821
                                                            ----------
     Total current liabilities                               1,565,979

Long-term debt (note 4)                                          3,645
                                                            ----------
     Total liabilities                                       1,569,624

Commitments and contingencies (note 6)

Net liabilities of division                                 (1,107,148)
                                                            ----------
                                                           $   462,476
                                                            ----------
                                                            ----------

     THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                            STATEMENTS OF OPERATIONS
                 For the years ended December 31, 1995 and 1994



                                                     1995               1994
                                                  ----------         ----------
Revenue                                           $2,658,551         $2,578,630
                                                  ----------         ----------

Costs and expenses:
  Compensation and related expenses                  702,555            722,391
  Medical supplies                                   521,128            596,764
  Outside services                                   222,968            252,737
  Rent expense                                        79,130            108,012
  Insurance                                           36,776             30,599
  General and administrative                          61,307            106,492
  Depreciation and amortization                       68,219             66,900
                                                  ----------         ----------
                                                   1,692,083          1,883,895
                                                  ----------         ----------
Income from operations                               966,468            694,735

Interest expense                                      58,082             47,166
                                                  ----------         ----------
Net income                                          $908,386           $647,569
                                                  ----------         ----------
                                                  ----------         ----------


     THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                            STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 1995 and 1994


                                                      1995              1994
                                                  ----------         ----------
Cash flows from operating activities:
  Net income                                       $ 908,386          $ 647,569
  Adjustments to reconcile net income to
    net cash provided by operating activities:
     Depreciation                                     36,220             34,900
     Amortization                                     32,000             32,000
     Increase in:
       Accounts receivable                           (13,470)            (6,107)
       Supplies inventory                               (156)           (21,615)
     Increase in:
       Accounts payable                              257,554             51,821
       Accrued expenses and other liabilities        100,364            113,488
                                                  ----------         ----------

Net cash provided by operating activities          1,320,898            852,056
                                                  ----------         ----------

Cash flows used in investing activities:
  Purchase of furniture and equipment                 (2,995)            (7,537)
                                                  ----------         ----------

Cash flows from financing activities:
  Application of discount on dialysis services
    to note payable                                   (6,561)              (555)
  Repayment of notes payable                        (109,612)
  Intracompany transfer                           (1,201,730)          (843,964)
                                                  ----------         ----------
Net cash used in financing activities             (1,317,903)          (844,519)
                                                  ----------         ----------
Net increase in cash                                       0                  0

Cash, beginning of year                                    0                  0
                                                  ----------         ----------
Cash, end of year                                 $        0         $        0
                                                  ----------         ----------
                                                  ----------         ----------

                       Supplemental Cash Flow Information

                                                     1995                1994
                                                  ----------         ----------
Interest paid                                     $   58,993         $   46,255

                          Noncash Financing Activities

In 1995, $243,897 of accounts payable was converted to long-term debt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                     Years ended December 31, 1995 and 1994



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION
  Medipace Medical Group, Inc. (Medipace) was incorporated in California in January 1986. The operations of Medipace are carried out through its two divisions, a general medical practice and Los Angeles Community Dialysis (the Division). The accompanying financial statements include only the accounts of the Division.

  The Division offers outpatient kidney dialysis services through a dialysis center with ten fully equipped stations in Los Angeles, California. Payment for services is provided primarily by third-party payors such as Medicare, Medi-Cal, and commercial insurance companies.

  The Division has entered into several contracts with local hospitals to provide inpatient kidney dialysis services to patients through a visiting nurse program. Payment for these services is provided by the contracted hospitals.

  ESTIMATES
  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  DIVISIONAL EXPENSE RECOGNITION
  The accompanying financial statements include expenses specifically identified as being incurred by the Division, plus allocations for general and administrative expenses generally based upon percentage-of-revenue and square-footage, and other allocation methods determined by Medipace's management. The management of Medipace believes that the expenses recorded in the financial statements of the Division reflect the expense that would have been incurred had the Division operated on a stand alone basis for the years presented.

  FURNITURE AND EQUIPMENT
  Furniture and equipment are depreciated using the straight line method over the estimated useful life of seven to ten years.

  Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.

  DEFERRED CHARGES
  Deferred charges are comprised of a covenant not-to-compete and goodwill related to the acquisition of the dialysis center in 1991. Both the covenant and goodwill are amortized on the straight-line basis over five years.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                     Years ended December 31, 1995 and 1994


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

  PATIENT REVENUE RECOGNITION
  The Division recognizes fee income as services are provided, at a standard fee rate. Since reimbursements for services are specified by various third-party payors, the Division then records a provision to reduce fee income to expected amounts. The accompanying statements of operations reflect net collectible fees for services.

  The Medicare and Medi-Cal programs, which are the largest payors for services rendered by the Division, accounted for approximately 61% and 26% of the Division's net revenues for the years ended December 31, 1995 and 1994, respectively.

  INCOME TAXES
  Medipace has elected the federal and state income tax status of an "S" Corporation; therefore, all income, losses, gains, and credits are passed through to Medipace's stockholders and included in their personal income tax returns. Accordingly, no provision for income taxes has been provided.

NOTE 2 - FURNITURE AND EQUIPMENT

  Furniture and equipment consist of the following:

     Medical equipment                                $  212,622
     Office furniture and equipment                       46,100
                                                      ----------
                                                         258,722
     Less accumulated depreciation                       162,470
                                                      ----------
                                                       $  96,252
                                                      ----------
                                                      ----------

  Depreciation expense for 1995 and 1994 was $36,220 and $34,900, respectively.

NOTE 3 - DEFERRED CHARGES

  Deferred charges consist of the following:

     Covenants not to compete                         $  135,000
     Goodwill                                             25,000
                                                      ----------
                                                         160,000
     Less accumulated amortization                       149,333
                                                      ----------
                                                      $   10,667
                                                      ----------
                                                      ----------

  Amortization for 1995 and 1994 was $32,000 in each year.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                     Years ended December 31, 1995 and 1994

NOTE 4 - LONG-TERM DEBT

  Long-term debt consists of the following:

     Promissory note payable (A)                        $  464,755
     Promissory note payable (B)                            39,581
     Promissory note payable (C)                            95,257
     Other                                                   4,873
                                                        ----------
                                                           604,466

     Current portion                                       600,821
                                                        ----------
                                                        $    3,645
                                                        ----------
                                                        ----------

  (A) Note payable in connection with acquisition of the dialysis center in 1991. The note is secured by the assets of the Division, and is reduced by discounted services provided to the seller of the dialysis center. The note requires monthly payments of $10,000, including interest at 10% per annum, and the unpaid principal is due September 1997. The Division is delinquent in its payments under the note and all amounts have been classified as current.

  (B) The note is unsecured and is payable in monthly payments of $8,638, including interest at 10%, with the unpaid balance due March 1996.

  (C) The note is non-interest bearing and unsecured, and is payable in weekly installments of $5,007, with the unpaid balance due May 1996.

NOTE 5 - ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consist of the following:

  Accrued compensation and related expenses             $ 51,950
  Accrued rent                                           331,158
  Collected receivables                                  173,704
  Other                                                    7,200
                                                      ----------
                                                      $  564,012
                                                      ----------
                                                      ----------
                                        7

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                     Years ended December 31, 1995 and 1994


NOTE 6 - COMMITMENTS AND CONTINGENCIES

  LEASES
  The Division has entered into a non-cancelable operating lease for its medical office space.

  Minimum rental commitments as of December 31, 1995, under the non-cancelable operating lease are as follows:

     DECEMBER 31,
     ------------
       1996                                             $ 84,000
       1997                                               84,000
       1998                                               84,000
       1999                                               84,000
       2000                                               55,000
                                                        --------
     Minimum lease payments                             $391,000
                                                        --------
                                                        --------

  LOANS
  The assets of the Division are also secured by notes payable by Medipace. The total outstanding for these notes including accrued interest was $1,158,902 at December 31, 1995.

  In April 1996, Medipace entered into an agreement with lenders whose loans are collateralized by the assets of the Division. The agreements provide for the release of any claim against the assets of the Division and LACD, Inc. (Note 8).

NOTE 7 - EMPLOYEE PROFIT SHARING PLAN

  In April 1995, the Division enrolled with Medipace in a 401(k) profit sharing plan covering substantially all employees who meet the eligibility requirements of the plan. Contributions to the plan are made at the discretion of management and vest over 7 years. There were no contributions for 1995.

NOTE 8 - SUBSEQUENT EVENTS

  On June 9, 1995, the shareholders of Medipace incorporated Los Angeles Community Dialysis, Inc. ("LACD, Inc.") in which they are the sole shareholders ("shareholders"). It is the shareholders' intention to transfer the assets and operations ("the business") of the Division to LACD, Inc. LACD, Inc. will succeed to the rights and obligations of the Division in respect to the business.

                         Los Angeles Community Dialysis
                  (A Division of Medipace Medical Group, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                     Years ended December 31, 1995 and 1994



NOTE 8 - SUBSEQUENT EVENTS (continued)

  In February 1996, LACD, Inc. entered into an Agreement and Plan of Reorganization ("Agreement") with Sargent, Inc. ("Sargent") and the LACD, Inc. shareholders individually ("The Shareholders"). The Agreement provides for a newly-formed California subsidiary of Sargent to be merged into LACD, Inc. The Shareholders will exchange all their stock in LACD, Inc. for shares of stock in Sargent. Immediately after the exchange, the Shareholders will own approximately 60% of Sargent's common stock then issued and outstanding. For accounting purposes, this is expected to be treated as a reverse merger, with LACD, Inc. as the acquirer.

  In April 1996, Medipace entered into an agreement with a creditor wherein $1,058,763 of the Division's accrued expenses and a note of the Division, as of December 31, 1995, will be settled for a note payable of a lesser amount. The agreement provides for the release of any claim against the assets of the Division and LACD, Inc.

                          PRO FORMA COMBINED BALANCE SHEET
                              AS OF DECEMBER 31, 1995

                                    Sargent, Inc.
                            PRO FORMA FINANCIAL STATEMENTS
                                     (Unaudited)

The following unaudited pro forma balance sheet and statement of operations give effect to the following transactions:

1) The acquisition by Sargent, Inc.("Sargent") of Los Angeles Community Dialysis, Inc.("LACD"). On May 11, 1996, Sargent acquired 100% of the outstanding stock of LACD in exchange for 4,234,128 shares of common stock or approximately 67% of the outstanding stock of Sargent after the acquisition. The acquisition will be accounted for as a reverse acquisition with LACD as the accounting acquirer. The historical financial statements prior to May 1996 will be those of LACD and it's predecessor. Prior to the acquisition , LACD entered in an agreement with the shareholders of Medipace Medical Group, Inc.("Medipace"), pursuant to which certain assets and liabilities and the operations of the dialysis division(the "Division", the "Predecessor") were transferred to LACD.

2) The acquisition of a 20,755 square foot medical office building located in Los Angeles, California. The purchase price is $2,055,000(adjusted for certain credits) paid by trust deed notes payable in the aggregate amount of $2,025,000 and the balance in cash. In addition an additional $200,000 fee was paid in connection with the purchase of the building, payable in the form of a prommisory note.

The unaudited pro forma information is based on the historical financial statements of LACD and it's Predecessor giving effect to the aforementioned transactions as a reverse acquisition of LACD and the purchase of the office building and the assumptions and adjustments in the accompanying notes to the unaudited pro forma financial statements.

Since Sargent was a public company who's stock was not currently traded, the assets and liabilities of Sargent have been recorded at historical cost. The unaudited pro forma balance sheet as of December 31, 1995 gives effect to the transactions as if they had been consummated on December 31, 1995.

The unaudited pro forma statement of operations for the year ended December 31, 1995 gives effect to the transactions as if they had occurred on January 1, 1995.

The unaudited pro forma financial statements are not necessarily indicative of operating results which would nave been achieved had the acquisitions been consummated as of the beginning of the year and should not be construed as representative of the future operating results. The unaudited pro forma financial statements should be read in conjunction with the financial statements and notes of LACD, Sargent and the Division.

                                    Sargent, Inc.
                           PRO FORMA COMBINED BALANCE SHEET
                                  December 31, 1995
                                     (UNAUDITED)



                                                         Pro Forma Adjustments
                                 Historical                Increase(Decrease)
                          --------------------------                                 Pro Forma
                           Predecessor *  Sargent **     Medical Bldg.       Other    Combined
                          --------------  ----------     -------------       -----     --------
Current assets
  Cash                               $0    $518,000         ($188,700)         $0     $329,300
  Certificate of deposit              0      30,000                                     30,000
  Accounts receivable           333,300     110,300                                    443,600
  Inventories                    21,800      97,700                                    119,500
  Other current assets                0      21,500                                     21,500
                          --------------------------------------------------------  ----------
  Total current assets          355,100     777,500          (188,700)          0      943,900

Machinery and equipment          96,300   1,787,000         2,185,000                4,068,300
Land held for sale                    0     298,600                                    298,600
Deferred charges                 10,700           0                                     10,700
Deposits and Other                  400      13,900            53,700                   68,000
                          --------------------------------------------------------  ----------
                               $462,500  $2,877,000        $2,050,000          $0   $5,389,500
                          --------------------------------------------------------  ----------
                          --------------------------------------------------------  ----------
Current liabilities
  Accounts payable             $401,100     $33,000                $0          $0     $434,100
  Accrued expenses and
   other liabitities            564,000     366,000                      (504,900)(A)  425,100
  Note payble                                                 200,000                  200,000
  Current portion of
   long-term debt               600,800     167,800            37,700    (464,800)(A)  341,500
                          --------------------------------------------------------  ----------

  Total current
   liabilities                1,565,900     566,800           237,700    (969,700)   1,400,700

Long-term debt                    3,700     235,700         1,812,300                2,051,700

Net liabilities of
 division                    (1,107,100)                                969,700(A)    (137,400)
Stockholders' equity                      2,074,500                                  2,074,500
                          --------------------------------------------------------  ----------

                               $462,500  $2,877,000        $2,050,000          $0   $5,389,500
                          --------------------------------------------------------  ----------
                          --------------------------------------------------------  ----------
*As of December 31, 1995
**As of July 31, 1995


            THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                           PRO FORMA CONSOLIDATED STATEMENT
                              OF OPERATIONS FOR THE YEAR
                                ENDED DECEMBER 31, 1995

                                    Sargent, Inc.
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         For the year ended December 31, 1995
                                     (UNAUDITED)


                                                         Pro Forma Adjustments
                               Historical                  Increase(Decrease)
                          -------------------------                                   Pro Forma
                          Predecessor *  Sargent **     Medical Bldg.       Other     Combined
                          -------------  ----------     -------------       -----    ----------
Revenue                      $2,658,600  $2,192,900          $188,400 (c)      $0    $5,039,900

Costs and Expenses
  Cost of goods sold                      2,166,600                                  2,166,600
  Compensation & related
   expenses                     702,600                                                702,600
  Medical Supplies              521,100                                                521,100
  Outside services              223,000                                                223,000
  Rent expense                   79,100                                                 79,100
  Insurance                      36,800                                                 36,800
  Depreciation and
   amortization                  68,200                        50,300 (a)              118,500
  Selling, general and
   administrative                61,300   1,099,100                                  1,160,400
                          -------------------------------------------------------   ----------
    Total costs and
     Expenses                 1,692,100   3,265,700            50,300           0    5,008,100

Income(loss) from
 operations                     966,500  (1,072,800)          138,100           0       31,800

Other income(expense)
  Other income                               10,000                                     10,000
  Interest expense              (58,100)   (125,200)         (188,400)(b)             (371,700)
                          -------------------------------------------------------   ----------
                                (58,100)   (115,200)         (188,400)          0     (361,700)
                          -------------------------------------------------------   ----------
Net income(loss) from
 operations before
 provision for income
 taxes                          908,400  (1,188,000)          (50,300)          0     (329,900)

Provision for income
 taxes                                0           0                 0           0            0
                          -------------------------------------------------------   ----------
Net income(loss) from
 operations                    $908,400 ($1,188,000)         ($50,300)         $0    ($329,900)
                          -------------------------------------------------------   ----------
                          -------------------------------------------------------   ----------
Net loss per common share                                                               ($0.05)
                                                                                    ----------
                                                                                    ----------
Weighted average common
 shares outstanding                                                                  6,345,471
                                                                                    ----------
                                                                                    ----------


*For the year ended December 31, 1995
**For the year ended July 31, 1995

            THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                                    Sargent, Inc.
                 NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                     (Unaudited)

The following notes set forth an explanation of the assumptions used in preparing the unaudited pro forma balance sheet and statement of operations.

ADJUSTMENTS TO DECEMBER 31, 1995 BALANCE SHEET

(A) To reflect the elimination of certain liabilities that were not assumed by LACD


ADJUSTMENTS TO THE 1995 STATEMENTS OF OPERATIONS

(a) To reflect depreciation on the acquired building utilizing a 30 year life.

(b) To reflect interest expense on the trust deed notes payable from the acquisition of the medical building.

(c) To reflect the scheduled rents on the medical building.